Exhibit - 3i(b)

PROVINCE OF ONTARIO        )
                           )
            TO WIT:        )   TO ALL WHOM THESE PRESENTS
                           )   MAY COME, BE SEEN OR KNOWN
                           )
                           )

          I, MICHAEL ARMSTRONG, a Notary Public in and for the Province of Ontario by Royal Authority duly appointed residing at the City of Toronto, in the said Province, do certify that the photostatted document attached hereto is a true and correct copy of the document produced and purporting to be a copy of:

     (a) Articles of Amendment changing the name of Stake Technology Ltd. to SunOpta Inc. effective October 31, 2003.

the said copy having been copied from the original document, an act whereof being requested I have granted under my Notarial Form and Seal of Office to service and avail as occasion shall or may require.

          IN TESTIMONY WHEREOF I have hereto subscribed my name and affixed my Notarial Seal of Office at the City of Toronto in the Municipality of Metropolitan Toronto this 16th day of October, 2003.


                                                      /s/ MICHAEL ARMSTRONG
                                                      --------------------------
                                                      MICHAEL ARMSTRONG
                                                      A Notary Public in and for
                                                      the Province of Ontario

[GRAPHIC] Industry Canada                   Industrie Canada

Certificate                                    Certificat
of Amendment                                   de modification

Canada Business                                Loi canadienne sur
Corporations Act                               les societes par actions

---------------------------------------------------------------------------------------
SunOpta Inc.                                                    376830-9
----------------------------------------       ----------------------------------------
Name of corporation-Denomination de la         Corporation number-Numero de la societe
societe

I hereby certify that the articles of          Je certifie que les statuts de la
the above-named corporation were               societe susmentionnee ont ete modifies:
amended:

a)   under section 13 of the Canada      [_]   a)   en vertu de l'article 13 de la Loi
     Business Corporations Act in                   canadienne sur les societes par
     accordance with the attached                   actions, conformement a l'avis
     notice;                                        ci-joint;

b)   under section 27 of the Canada      [_]   b)   en vertu de l'article 27 de la Loi
     Business Corporations Act as set               canadienne sur les societes par
     out in the attached articles of                actions, tel qu'il est indique
     amendment designating a series                 dans les clauses modificatrices
     of shares;                                     ci-jointes designant une serie
                                                    d'actions;

c)   under section 179 of the Canada           c)   en vertu de l'article 179 de la Loi
     Business Corporations Act as set               canadienne sur les societe's par
     out in the attached articles of                actions, tel qu'il est indique dans
     amendment;                                     les clauses modificatrices
                                                    ci-jointes;

d)   under section 191 of the Canada           d)   en vertu de l'article 191 de la Loi
     Business Corporations Act as set               canadienne sur les societes par
     out in the attached articles of                actions, tel qu'il est indique dans
     reorganization;                                les clauses de reorganisation
                                                    ci-jointes;


            /s/ Illegible                        October 31, 2003/le 31 octobre 2003
         Director - Directeur                  Date of Amendment - Date de modification
---------------------------------------------------------------------------------------

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

[GRAPHIC] Industry Canada    Industrie Canada                FORM 4                 FORMULAIRE 4
                                                      ARTICLES OF AMENDMENT   CLAUSES MODIFICATRICES
          Canada Business    Loi canadlenne sur les   (SECTIONS 27 OR 177)     (ARTICLES 27 OU 177)
          Corporations Act   societes par actions

------------------------------------------------------------------------------------------------------------------------------------
1 -- Name of the Corporation - Denomination sociale de la                        2 - Corporation No. - N(degree) de la societe
     societe
     STAKE TECHNOLOGY LTD.                                                          3768309

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3 -- The article of the above-named corporation are amended as follows: Les statuts de la societe mentionnee ci-dessus sont modifies de la facon sulvante:

     To change the name of the Corporation
     from Stake Technology Ltd. to
     SunOpta Inc.


------------------------------------------------------------------------------------------------------------------------------------
Signature                Printed Name - Nom en lettres moulees   4 -- Capacity of - En qualite de  5 -- Tel. No. - N(degree) de tel.


/s/ John Dietrich        John Dietrich                            Assistant Secretary                905-455-1990
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FOR DEPARTMENTAL USE ONLY - A L'USAGE DU MINISTERE SEULEMENT
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Oct 01 2003

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IC 3069(2003/06)
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